Supplement to the
Fidelity Advisor® Stock Selector Mid Cap Fund
(formerly Fidelity Advisor Mid Cap Fund)
Class A, Class T, Class B, and Class C
January 28, 2012
Prospectus

Effective March 6, 2012, Michael Valentine no longer serves as a co-manager of the fund. All references to Mr. Valentine are no longer applicable.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 6.

Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-18.56%	44.01%	16.00%	8.38%	13.26%	9.68%	-52.33%	46.78%	23.95%	-5.10%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	24.06%	June 30, 2009
Lowest Quarter Return	-30.15%	December 31, 2008
Year-to-Date Return	9.68%	June 30, 2012
MC-12-02  September 19, 2012
1.756202.133

Effective March 6, 2012, the following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Rayna Lesser (co-manager) has managed the fund since February 2012.

The following information replaces the biographical information for Michael Valentine found in the "Fund Management" section on page 24.

Rayna Lesser is co-manager of the fund, which she has managed since February 2012. She also manages other funds. Since joining Fidelity Investments in 2005, Ms. Lesser has worked as an analyst, portfolio assistant and portfolio manager.